Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of our income (loss) before income taxes are as follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
U.S.	$(230,975)	$(4,043)	$(12,498)
Foreign	572	658	1,142
Income (loss) before income taxes	$(230,403)	$(3,385)	$(11,356)

The components of our provision (benefit) for income taxes are as follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
Current (benefit) provision:
U.S.:
Federal	$296	$(5,480)	$(279)
State	85	(34)	(81)
Foreign	180	337	398
Total current (benefit) provision	561	(5,177)	38
Deferred provision (benefit):
U.S.:
Federal	48,257	5,179	(3,533)
State	884	(98)	(472)
Foreign	63	98	6
Total deferred provision (benefit)	49,204	5,179	(3,999)
Total provision (benefit) for income taxes	$49,765	$2	$(3,961)

A reconciliation of the statutory U.S. federal income tax rate to our effective income tax rate is as follows:

	Year Ended December 31,
	2013	2012	2011
Income tax provision at statutory rate	35.0%	35.0%	35.0%
State income taxes	3.2%	3.8%	4.8%
Change in valuation allowance	(51.9)%	(19.7)%	(0.8)%
Foreign income tax rate differences	—%	12.9%	3.5%
Other non-deductible expenses	(0.1)%	(6.1)%	(2.2)%
Transaction costs	(0.8)%	(21.2)%	—%
CVR Fair Market Value Adjustment	9.3%	—%	—%
Goodwill Impairment	(17.5)%	—%	—%
Other, net	1.2%	(4.8)%	(5.4)%
Total	(21.6)%	(0.1)%	34.9%

The significant components of our deferred income taxes as of December 31, 2013 and 2012 are as follows (in thousands):

	December 31,
	2013	2012
Deferred tax assets:
Net operating loss carryforwards	$100,361	$17,009
General business credit carryforward	3,181	734
Reserves and allowances	40,789	37,160
Stock-based compensation expense	7,852	7,256
Convertible debt notes and conversion option	46,100	22,173
Other	6,070	7,195
Valuation allowance	(134,263)	(14,248)

Total deferred tax assets	70,090	77,279

Deferred tax liabilities:
Depreciation	13,863	21,116
Intangible assets	9,071	2,828
Convertible note bond hedge	46,020	21,916
Other	10,136	8,219

Total deferred tax liabilities	79,090	54,079

Net deferred tax assets (liabilities)	$(9,000)	$23,200

At December 31, 2013, we had net operating loss carryforwards for U.S. federal income tax purposes of approximately $236.0 million, of which approximately $2.1 million related to equity compensation deductions, for which when realized, the resulting benefit will be credited to stockholder’s equity. The federal net operating losses begin to expire in 2017 and extend through 2033. This includes approximately $163.0 million of net operating losses acquired in 2013. State net operating losses carryforwards at December 31, 2013 totaled approximately $110.0 million, which begin to expire in 2017 and extend through 2033. Additionally, we had general business credit carryforwards of approximately $3.0 million, which begin to expire in 2017 and extend through 2033. At December 31, 2013, we had foreign net operating loss carryforwards of approximately $46.0 million, the majority of which do not expire.
Certain of our U.S. and foreign net operating losses and general business credit carryforwards are subject to various limitations. We maintain valuation allowances for those net operating losses and tax credit carryforwards that we do not expect to utilize due to these limitations and it is more likely than not that such tax benefits will not be realized.
During the year ended December 31, 2013, the Company recorded approximately $119.6 million valuation allowance against its deferred tax assets. In assessing the need for a valuation allowance, the Company considered both positive and negative evidence related to the likelihood of realization of the deferred tax assets. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence can be objectively verified. GAAP states that a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. As such, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objective negative evidence of recent financial reporting losses.
The Company entered a three-year cumulative loss position during the year ended December 31, 2013. This cumulative loss position, along with other evidence, merited the establishment of a valuation allowance against the deferred tax assets. A sustained period of profitability is required before the Company would change its judgment regarding the need for a valuation allowance against its net deferred tax assets.
In general, it is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. Therefore, we do not provide for deferred taxes on the excess of the financial reporting over the tax basis in our investments in foreign subsidiaries that are essentially permanent in duration. The determination of the amount of unrecognized deferred tax liabilities is not practicable. However, during fiscal year 2013, we recorded approximately $0.4 million deferred tax liability as a result of the pending stock sale of one of our foreign subsidiaries.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at January 1, 2013	$5,074
Additions for tax positions related to current year	214
Additions for tax positions of prior years	180
Reductions for tax positions of prior years	(848)
Settlements	—
Foreign currency translation	82
Balance at December 31, 2013	$4,702

As of December 31, 2013, our liability for unrecognized tax benefits totaled $4.7 million and is recorded in our consolidated balance sheet within “Other liabilities,” and all components, if recognized, would impact our effective tax rate. Our U.S. federal income taxes represent the substantial majority of our income taxes, and our 2009, 2010, and 2011 U.S. federal income tax returns are currently under examination by the Internal Revenue Service. It is therefore possible that our unrecognized tax benefits could change in the next twelve months.
We accrue interest required to be paid by the tax law for the underpayment of taxes on the difference between the amount claimed or expected to be claimed on the tax return and the tax benefit recognized in the financial statements. Management has made the policy election to record this interest as interest expense. As of December 31, 2013, accrued interest related to our unrecognized tax benefits totaled approximately $0.4 million, which is recorded in our consolidated balance sheet within “Other liabilities.”
We file numerous consolidated and separate company income tax returns in the U.S. and in many foreign jurisdictions. We are no longer subject to foreign income tax examinations by tax authorities in significant jurisdictions for years before 2007. With few exceptions, we are subject to U.S. federal, state and local income tax examinations for years 2010 through 2012. However, tax authorities have the ability to review years prior to these to the extent that we utilize tax attributes carried forward from those prior years.